UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	800 Scudders Mill Road, Plainsboro, New Jersey 08536

Name and address of agent for service:	Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32 nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-839-5233

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2009

Item 1 – Reports to Stockholders.

09

Aberdeen Global Income Fund, Inc.

Annual Report

October 31, 2009

Invests primarily in global fixed-income securities

Letter to Shareholders (unaudited)

December 10, 2009

Dear Shareholder,

We present this Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the year ended October 31, 2009. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Net Asset Value Performance

The Fund’s total return based on net asset value (“NAV”) was 43.04% for the year ended October 31, 2009 and 7.86% per annum since inception, assuming the reinvestment of distributions.

Share Price Performance

The Fund’s share price increased by 42.7% over the year, from $8.20 on October 31, 2008 to $11.70 on October 31, 2009. The Fund’s share price on October 31, 2009 represented a premium of 0.3% to the NAV per share of $11.67 on that date, compared with a discount of 14.7% to the NAV per share of $9.61 on October 31, 2008. At the date of this letter, the share price was $12.47, representing a premium of 5.4% to the NAV per share of $11.83.

Credit Quality: 69.3% of Securities Rated or Deemed Equivalent to A or Better

As of October 31, 2009, 69.3% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better, or judged by Aberdeen Asset Management Asia Limited (the “Investment Manager”) to be of equivalent quality.

Distributions

Distributions to common shareholders for the twelve months ended October 31, 2009 totaled $1.59 per share (including a special distribution of 75 cents per share). Based on the share price of $11.70 on October 31, 2009, the distribution rate over the twelve months then ended was 13.6% (7.2% excluding the special distribution). Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On December 7, 2009, the Board of Directors (“Board”) authorized a monthly distribution of 7.0 cents per share, payable on January 15, 2009 to common shareholders of record as of December 31, 2009.

The Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in-capital. It is the Board’s intention that a monthly distribution of at least 7.0 cents per share be maintained for twelve months, beginning with the July 10, 2009 distribution payment. This policy is subject to regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next review is scheduled to take place in March 2010.

Share Repurchase Policy

The Board’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the year ended October 31, 2009 and the fiscal year ended October 31, 2008, the Fund repurchased 31,000 and 283,400 shares, respectively, through this program.

Revolving Credit Facility and Leverage

The Fund has entered into a $30 million loan facility with The Bank of Nova Scotia. The loan facility with the Bank of Nova Scotia was renewed for another 364 day term on March 5, 2009. The Fund’s Board continues to evaluate the use of leverage for the Fund. In December 2008, the Fund’s Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and stockholders to do so.

Portfolio Holdings Disclosure

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies related to portfolio securities during the twelve months ended June 30, 2009, is available: (i) upon request and without charge by calling Investor Relations toll-free at 1-866-839-5233; and (ii) on the SEC’s website at http://www.sec.gov.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Investor Relations Information

For information about the Fund, daily updates of share price, NAV, and details of recent distributions, contact Aberdeen Asset Management Inc. by:

•	calling toll free at 1-866-839-5233 in the United States,
•	emailing InvestorRelations@aberdeen-asset.com, or
•	visiting the website at www.aberdeenfco.com.

For information about the Aberdeen Group, visit the Aberdeen website at www.aberdeen-asset.com.

Finally included within this report is a postage paid reply card which would register you into the Aberdeen enhanced email service. Following receipt of the completed form, updated investment information relating to the closed end fund range would be circulated to your attention.

Yours sincerely,

Christian Pittard

President

All amounts are U.S. dollars unless otherwise stated.

Distribution Disclosure Classification (unaudited)

Your Board’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax accounting rules, the amount of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. However, under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”), the Fund may be required to indicate the sources of certain distributions to shareholders.

The distributions for the fiscal year ended October 31, 2009, were comprised of 58% net investment income and 42% return of paid-in capital.

In January 2010, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2009 calendar year.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Fund’s Automatic Dividend Reinvestment and Cash Purchase Plan (the “Plan”), which allows you to automatically reinvest your distributions in shares of the Fund’s common stock at favorable commission rates, unless an election is made to receive distributions in cash. Distributions made under the Plan are taxable to the same extent as are cash distributions. The Plan also enables you to make additional cash investments in shares of at least $100 per transaction, with a maximum of $10,000 per month, and an aggregate annual limit of $120,000. Under this arrangement, The Bank of New York Mellon Corporation (the “Plan Agent”) will purchase shares for you on the New York Stock Exchange or otherwise on the open market on or before the investment date. The investment date is the 15th day of each month, but if such date is not a business day, the preceding business day.

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited) (concluded)

As a participant in the Plan you will benefit from:

•	Automatic reinvestment – the Plan Agent will automatically reinvest your distributions, allowing you to gradually grow your holdings in the Fund;
•	Lower costs – shares are purchased on your behalf under the Plan at low brokerage rates. Brokerage on share purchases is currently 2 cents per share;
•	Convenience – the Plan Agent will hold your shares in non-certificated form and will provide a detailed plan account statement of your holdings at the end of each month.

To request a brochure containing information on the Plan, please contact the Plan Agent;

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

or call toll free at 1-866-221-1606.

Report of the Investment Manager (unaudited)

Share Price Performance

On October 31, 2009, the Fund’s share price was $11.70, which represented a premium of 0.3% to the NAV per share of $11.67. As of December 10, 2009, the share price was $12.47, representing a premium of 5.4% to the NAV per share of $11.83.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its common stockholders. Until March 13, 2008, the Fund had issued Auction Market Preferred Stock (“AMPS”) for its leverage. The AMPS were redeemed and the leverage for investment purposes now involves borrowing under a loan facility. The amounts borrowed from the line of credit may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility and the redemption of the AMPS will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also included a requirement that the Fund maintain an NAV of no less than $90 million.

Prices and availability of leverage are extremely volatile in the current market environment. The Fund’s Board continues to evaluate the use of leverage for the Fund and will explore other forms of leverage. In December 2008, the Fund’s Board authorized the Fund to use reverse repurchase agreements as another form of leverage. The Fund may implement a reverse repurchase agreement program if the Board determines it would be advantageous for the Fund and stockholders to do so. A reverse repurchase agreement involves the

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for a Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund previously entered into interest rate swap agreements, based on an aggregate notional amount of $19.4 million, which represented 65% of the total borrowings. On April 17, 2009, the Fund unwound two previously held interest rate swap agreements and entered into two new interest rate swap agreements with an aggregate notional amount of $14.0 million. On June 26, 2009, the Fund unwound a previously held interest rate swap agreement and entered into a new interest rate swap agreement with an aggregate notional amount of $7.0 million. As of October 31, 2009, the Fund held interest rate swap agreements with an aggregate notional amount of $21.0 million which represented 70% of the total borrowings. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Term as of October 31, 2009	Amount (in $ million)	Fixed Rate Payable (%)
56 months	7.0	3.0125
30 months	7.0	1.8170
18 months	7.0	1.4700

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Economic Review

The first quarter of 2009 saw significant moves by central banks to ease policy either through cutting interest rates sharply in the Euro zone, embarking on unconventional easing in the US and Japan, or both in the case of the UK. Since then the main theme in financial markets has been a rebound in risk assets and as a consequence we have seen a stronger performance from equities, a continued recovery in emerging market debt and a tightening of credit spreads. The US was the worst performing of the major government bond markets with 10 year yields increasing by almost 90 basis points and the yield curve steepening. The UK also saw negative returns with 10 year government yields up by around 50 basis points. The Bank of England’s purchase programme was not sufficient to prevent an increase in yields and S&P downgraded the outlook for the AAA rating of UK government debt to negative from stable. Europe saw the best performance as the European Central Bank (“ECB”) cut rates twice to 1 percent from 1.5 percent at the start of the quarter, although even here 10 year yields increased by around 40 basis points. Investment grade credit spreads fell sharply over the quarter reflecting strong investor demand.

Third quarter economic data were generally better than expected, although still not strong in an absolute sense. 10 year government bond yields fell in all major regions, led by the US. Curves flattened between 10 and 30 years, with the exception of Japan where long-dated bond yields ended the quarter a little higher. In the UK, the Bank of England increased its gilt purchase plan and extended the maturities that are included in the purchase basket, which supported the long-end flattening. There were no rate changes to official rates in the US, Euro zone, UK or Japan, although there were a number of rate cuts in other countries.

Looking ahead, we feel that in the US the scope for lower short term bond yields is limited, whilst long term yields may fall as the market becomes increasingly worried about uncomfortably low inflation.

In Europe, unemployment figures across the region are the key concern, and the ECB is likely to wait until an improvement in the labour market is evident before moving away from its current policy.

In the UK, the general outlook for the gilt market largely remains positive with the short end of the market likely to benefit from official rates kept low for longer. The longer end of the curve is likely to benefit from the extension of the Quantitative Easing Program where there is more scope for the Bank of England to purchase securities, and is also likely to benefit from limited supply and positive seasonal factors. Against this background we expect the yield curve to flatten between 10 and 30 year maturities.

A combination of improving global growth indicators, low inflation, and accommodative global monetary policy should continue to provide support for emerging market debt heading into 2010. Valuations may in some cases be getting stretched, but improving global macro data and renewed inflows into the asset class will bode well for emerging market debt, resulting in a further spread compression. Looking ahead, emerging markets should benefit from a healthier growth outlook vis-à-vis the developed economies, while the outlook in some of the key emerging economies such as China, Brazil and Mexico will provide further support for the asset class.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments

As of October 31, 2009, 69.3% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated at least “A” by Standard & Poor’s Corporation or Moody’s Investors Service, Inc. or, if unrated, judged to be of equivalent quality by the Investment Manager. The table below shows the asset quality of the Fund’s portfolio as of October 31, 2009, compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba* %	B* %	CCC* %
October 31, 2009	42.5	13.3	13.5	11.3	15.0	4.2	0.2
April 30, 2009	41.4	12.5	14.5	10.3	18.1	2.9	0.3
October 31, 2008	48.9	15.6	11.6	9.3	11.5	3.1	–

*	Below investment grade

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographic composition (i.e., with U.S. dollar denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of October 31, 2009, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2009	70.1	11.4	18.5
April 30, 2009	70.2	8.3	21.5
October 31, 2008	75.9	4.5	19.6

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of October 31, 2009, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
October 31, 2009	94.4	2.5	3.1
April 30, 2009	96.6	1.4	2.0
October 31, 2008	96.7	0.4	2.9

Maturity Composition

As of October 31, 2009, the average maturity of the Fund’s total investments was 9.6 years, compared with 7.1 years on October 31, 2008. The table below shows the maturity composition of the Fund’s investments as of October 31, 2009, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
October 31, 2009	30.2	17.1	29.9	22.8
April 30, 2009	25.0	17.8	32.1	25.1
October 31, 2008	27.9	18.5	37.3	16.3

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from the previous six and twelve month periods.

	October 31, 2009	April 30, 2009	October 31, 2008
Australia
90 day bank bills	3.94%	3.08%	5.81%
10 year bonds	5.54%	4.57%	5.17%
Australian Dollar	$0.90	$0.73	$0.66
Canada
90 day bank bills	0.25%	0.28%	1.90%
10 year bonds	3.42%	3.10%	3.76%
Canadian Dollar	$0.93	$0.84	$0.82
Malaysia
90 day T-bills	2.04%	1.83%	3.59%
10 year bonds	4.28%	3.96%	4.35%
Malaysian Ringgit*	~~R~~3.41	~~R~~3.56	~~R~~3.55
New Zealand
90 day bank bills	2.81%	2.87%	7.16%
10 year bonds	5.73%	5.31%	6.03%
New Zealand Dollar	$0.72	$0.57	$0.58
Philippines
90 day T-bills	4.07%	4.51%	6.84%
10 year bonds	7.95%	8.13%	9.48%
Philippines Peso*	~~P~~47.62	~~P~~48.36	~~P~~48.92
Singapore
90 day T-bills	0.43%	0.20%	0.87%
10 year bonds	2.55%	2.04%	2.95%
Singapore Dollar*	~~S~~$1.40	~~S~~$1.48	~~S~~$1.48
South Korea
90 day T-bills	2.20%	1.96%	5.01%
10 year bonds	5.43%	4.69%	5.50%
South Korean Won*	~~W~~1,182.25	~~W~~1,283.00	~~W~~1,290.95
Thailand
90 day deposits	0.75%	0.75%	2.38%
10 year bonds	4.34%	2.92%	3.77%
Thai Baht*	~~B~~33.43	~~B~~35.26	~~B~~35.08
United Kingdom
90 day bank bills	0.59%	1.45%	5.84%
10 year bonds	3.62%	3.50%	4.52%
British Pound	£1.65	£1.48	£1.62
U.S.$ Bonds**
Malaysia	1.74%	2.73%	2.83%
Philippines	5.69%	7.03%	8.24%
South Korea	4.41%	5.85%	7.39%

*	These currencies are quoted Asian currency per U.S. dollar. The Australian, Canadian and New Zealand dollars and British pound are quoted U.S. dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments

As of October 31, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS—121.6%
	ARGENTINA—2.7%
ARS	1,669	Republic of Argentina, 2.00%, 2/4/18 (a)	$619,488
USD	2,440	Republic of Argentina, 7.00%, 3/28/11	2,259,258
			2,878,746
	AUSTRALIA—26.0%
AUD	500	ABN Amro Bank NV, 6.50%, 5/17/13 (a)(b)	352,367
AUD	500	Australia and New Zealand Banking Group, Ltd., 8.50%, 4/22/13	478,229
AUD	500	AXA SA, 7.50%, 10/26/16 (a)(b)	309,920
AUD	500	Barclays Bank PLC, 6.75%, 8/13/12	449,205
AUD	1,000	Brisbane Airport Corporation, Ltd., 7.30%, 6/30/10	898,871
AUD	1,200	Caisse d’Amortissement de la Dette Sociale, 7.50%, 2/28/13	1,127,850
AUD	500	CFS Retail Property Trust, 6.25%, 12/22/14	395,306
AUD	500	Cie de Financement Foncier, 6.25%, 1/30/17	424,973
AUD	1,000	Cie de Financement Foncier, 8.50%, 6/24/11	941,678
AUD	500	Deutsche Bank AG, 7.50%, 10/19/12	456,915
AUD	200	Eurofima, 6.00%, 1/28/14	177,950
AUD	1,000	European Investment Bank, 7.00%, 1/24/12	929,516
AUD	500	Goldman Sachs Group, Inc., 6.35%, 4/12/16	414,079
AUD	500	HBOS PLC, 6.75%, 5/01/12 (a)(b)	358,933
AUD	1,500	HSBC Bank Australia, 4.77%, 5/20/11 (a)(b)	1,277,181
AUD	1,000	ING Bank Australia, Ltd., 7.00%, 4/24/12	902,237
AUD	500	Inter-American Development Bank, 6.50%, 8/20/19	451,562
AUD	750	International Finance Corp., 7.50%, 2/28/13	711,259
AUD	500	Kommunalbanken AS, 6.375%, 3/30/12	455,642
AUD	500	Kreditanstalt fuer Wiederaufbau, 6.25%, 1/30/12	456,848
AUD	1,700	Kreditanstalt fuer Wiederaufbau, 7.50%, 8/26/11	1,587,288
AUD	500	Leighton Finance, Ltd., 9.50%, 7/28/14	448,156
AUD	500	Macquarie Bank, Ltd., 6.50%, 5/31/12 (a)(b)	387,009
AUD	200	Merrill Lynch & Co., Inc., 6.75%, 3/12/14	168,716
AUD	500	Mirvac Group Funding Ltd., 6.75%, 9/15/10	446,757
AUD	500	Monumental Global Funding, 6.50%, 11/08/11	428,075
AUD	500	National Capital Trust III, 4.088%, 9/30/16 (a)(b)	353,056
AUD	1,000	New South Wales Treasury Corporation, 7.00%, 12/01/10	922,899
AUD	750	Queensland Treasury Corporation, 6.25%, 6/14/19	675,409
AUD	700	Queensland Treasury Corporation, 6.50%, 4/16/12	647,281
AUD	500	RWH Finance Pty. Limited, 6.20%, 3/26/17 (a)	395,043
AUD	1,000	St. George Bank, Ltd., 10.00%, 5/09/13 (a)(b)	963,436
AUD	1,000	Sydney Airport Finance, 6.25%, 11/21/11	856,051
AUD	500	Telstra Corporation, Ltd., 7.25%, 3/30/10	454,310
AUD	500	Volkswagon Finance Services, 7.00%, 6/24/11	444,771
AUD	500	Wesfarmers Ltd., 8.25%, 9/11/14	455,722
AUD	2,570	Western Australia Treasury Corporation, 8.00%, 6/15/13	2,489,335
AUD	2,550	Western Australia Treasury Corporation, 8.00%, 7/15/17	2,561,860
AUD	700	Westpac Banking Corp., 8.25%, 4/18/11	654,857
			27,310,552
	BRAZIL—3.6%
USD	120	Banco Nac De Desen Econo, 6.50%, 6/10/19 (b)	126,300
USD	92	Dasa Finance Corp., 8.75%, 5/29/13 (b)	96,830
BRL	500	Electropaulo Metropolitian, 19.125%, 6/28/10	300,153
BRL	590	Federal Republic of Brazil, 10.00%, 1/01/12	328,428
BRL	470	Federal Republic of Brazil, 10.00%, 1/01/14	245,722

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	BRAZIL (continued)
USD	110	ISA Capital do Brasil SA, 8.80%, 1/30/17	$119,900
USD	460	Odebrecht Finance Ltd., 7.00%, 4/21/15 (b)	434,700
USD	350	Petrobras International Finance Co., 7.875%, 3/15/19	400,592
USD	1,490	Petronad Capital Ltd., 5.25%, 8/12/19	1,489,908
USD	170	Telemar Norte Leste SA, 9.50%, 4/23/19	200,175
			3,742,708
	CANADA—18.1%
CAD	750	Canadian Government, 5.50%, 6/01/10	713,611
CAD	2,000	Canadian Government, 8.00%, 6/01/23	2,650,839
CAD	2,000	Canadian Government, 9.00%, 6/01/25	2,911,788
CAD	400	Canadian Government, 9.50%, 6/01/10	389,121
CAD	3,000	Canadian Government, 10.25%, 3/15/14	3,650,959
CAD	500	Ontario Hydro, 8.50%, 5/26/25	648,353
CAD	2,000	Province of British Columbia, 9.50%, 1/09/12	2,157,941
CAD	2,000	Province of New Brunswick, 7.75%, 1/13/14	2,167,388
CAD	1,000	Province of Newfoundland, 5.125%, 12/29/10	966,865
CAD	2,000	Quebec Hydro, 9.625%, 7/15/22	2,720,096
			18,976,961
	CHINA—0.7%
USD	440	Country Garden Holdings Co., 11.75%, 9/10/14	440,000
USD	310	Parkson Retail Group, 7.875%, 11/14/11	320,246
			760,246
	COLOMBIA—2.0%
USD	100	EEB international, Ltd., 8.75%, 10/31/11 (b)	107,000
USD	737	Republic of Colombia, 6.125%, 1/18/41	706,857
USD	400	Republic of Colombia, 7.375%, 3/18/19	452,400
USD	250	Republic of Colombia, 7.375%, 9/18/37	276,875
COP	838,000	Republic of Colombia, 12.00%, 10/22/15	505,820
			2,048,952
	CROATIA—0.9%
USD	900	Republic of Croatia, 6.75%, 11/05/19	902,880
	DOMINICAN REPUBLIC—0.4%
USD	400	Dominican Republic International Bond, 8.625%, 4/20/27	396,000
	EL SALVADOR—0.6%
USD	330	Republic of El Salvador, 7.65%, 6/15/35	330,000
USD	320	Republic of El Salvador, 8.25%, 4/10/32	326,400
			656,400
	GABON—0.9%
USD	940	Gabonese Republic, 8.20%, 12/12/17	970,550
	GEORGIA—0.5%
USD	570	Republic of Georgia, 7.50%, 4/15/13	570,000
	GHANA—0.4%
USD	370	Republic of Ghana, 8.50%, 10/04/17	366,300

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	HUNGARY—1.2%
HUF	50,420	Hungary Government Bond, 5.50%, 2/12/16	$245,643
HUF	188,110	Hungary Government Bond, 6.00%, 10/24/12	970,129
			1,215,772
	INDONESIA—4.7%
USD	450	Ciliandra P Finance Property Ltd., 10.75%, 12/08/11	459,474
IDR	4,370,000	Indonesia Government International Bond, 9.50%, 6/15/15	454,395
USD	1,030	Indonesia Government International Bond, 10.375%, 5/04/14	1,236,231
IDR	3,650,000	Indonesia Government International Bond, 10.75%, 5/15/16	399,160
IDR	1,150,000	Indonesia Government International Bond, 13.40%, 2/15/11	128,212
IDR	2,900,000	Indonesia Government International Bond, 13.45%, 8/15/11	329,119
USD	200	Indonesia Integrated Energy, 9.75%, 11/05/13 (b)	199,780
USD	490	Majapahit Holding BV, 7.75%, 10/17/16	511,785
USD	100	Majapahit Holding BV, 7.75%, 1/20/20	99,150
USD	390	MGTI Finance Co. Ltd., 8.375%, 9/15/10	394,203
USD	360	PT Adaro, 7.625%, 10/22/14 (b)	355,511
USD	300	Republic of Indonesia, 8.50%, 10/12/35	355,500
			4,922,520
	KAZAKSTAN—1.0%
USD	480	Kazakstan Temir Zholy, 6.50%, 5/11/11	475,200
USD	470	KazMunaiGaz Finance Sub. BV, 8.375%, 7/02/13	497,025
USD	100	KazMunaiGaz Finance Sub., 11.75%, 1/23/15	119,248
			1,091,473
	MEXICO—3.9%
USD	430	Axtel SAB de CV, 9.00%, 9/22/14 (b)	442,900
USD	215	Corporacion GEO SA de CV, 8.875%, 9/25/14	221,988
MXN	6,900	Desarrolladora Homex SAB de CV, 7.25%, 12/15/16	507,685
USD	421	Desarrolladora Homex SAB de CV, 7.50%, 9/28/10 (b)	408,370
MXN	3,880	Mexican Fixed Rate Bonds, 10.00%, 12/05/24	337,200
MXN	4,480	Mexican Fixed Rate Bonds, 10.00%, 11/20/36	386,596
USD	760	Mexico Government International Bond, 8.30%, 8/15/31	972,344
USD	630	Pemex Project Funding Master Trust, 5.75%, 3/01/18	623,700
USD	240	Pemex Project Funding Master Trust, 6.125%, 6/15/38	232,831
			4,133,614
	NETHERLANDS—1.0%
USD	450	GTB Finance BV, 8.50%, 1/29/12	433,125
USD	620	HSBK Europe BV, 9.25%, 10/16/13	601,400
			1,034,525
	NEW ZEALAND—25.0%
NZD	3,000	ANZ National Bank, Ltd., 7.60%, 3/02/12 (a)(b)	2,190,409
NZD	1,000	Auckland Healthcare Services, Ltd., 7.75%, 9/15/15	749,682
NZD	3,000	Bank of America Corp., 7.53%, 3/08/12	2,127,380
NZD	1,000	Council of Europe, 7.75%, 11/15/11	761,389
NZD	2,000	Deutsche Bank AG, 7.14%, 6/16/09 (a)(b)	1,316,232
NZD	2,000	European Investment Bank, 6.50%, 9/10/14	1,485,836
NZD	500	European Investment Bank, 7.25%, 2/08/10	362,225
NZD	1,000	General Electric Capital Corp., 6.50%, 9/28/15	686,458
NZD	1,000	General Electric Capital Corp., 6.75%, 9/26/16	683,816

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	NEW ZEALAND (continued)
NZD	2,000	Inter-American Development Bank, 6.00%, 12/15/17	$1,398,093
NZD	1,000	Landwirtschaftliche Rentenbank, 7.75%, 4/15/13	769,084
NZD	5,750	New Zealand Government, 6.00%, 12/15/17	4,195,809
NZD	1,710	New Zealand Government, 6.50%, 4/15/13	1,279,834
NZD	1,000	Powerco, Ltd., 6.39%, 3/29/13	676,660
NZD	1,000	Province of Manitoba, 6.375%, 9/01/15	706,073
NZD	1,500	Province of Ontario, 6.25%, 6/16/15	1,075,157
NZD	1,000	Province of Quebec, 6.75%, 11/09/15	722,693
NZD	3,000	Rabo Australia, Ltd., 6.25%, 11/22/11	2,205,997
NZD	1,000	Telstra Corporation, Ltd., 7.15%, 11/24/14	713,653
NZD	3,000	Total Capital SA, 6.50%, 7/20/12	2,197,168
			26,303,648
	PANAMA—0.5%
USD	440	Republic of Panama, 9.375%, 7/23/12	512,600
	PERU—0.6%
PEN	1,560	Peru Bono Soberano, 8.20%, 8/12/26	652,798
	PHILIPPINES—2.0%
USD	1,100	Republic of Philippines, 7.75%, 1/14/31	1,242,945
USD	40	Republic of Philippines, 8.375%, 6/17/19	48,562
USD	310	Republic of Philippines, 10.625%, 3/16/25	432,450
USD	410	SM Investments Corp., 6.00%, 9/22/14	408,852
			2,132,809
	POLAND—0.8%
USD	720	Republic of Poland, 6.375%, 7/15/19	793,979
	RUSSIA—3.1%
USD	600	Gaz Capital SA, 9.25%, 4/23/12 (b)	675,360
RUB	12,400	GPB Eurobond Finance PLC, 7.25%, 2/22/10	420,776
USD	420	Lukeoil International Finance BV, 7.25%, 11/05/19	416,934
USD	280	Or-ICB SA, 6.20%, 9/29/15 (a)(b)	268,800
RUB	13,998	Red Arrow International Leasing, 8.375%, 6/30/12	455,686
USD	510	UBS Lux SA (Sberbank), 6.23%, 2/11/15	512,448
USD	550	VTB Capital SA, 6.875%, 5/29/18	543,812
			3,293,816
	SOUTH AFRICA—1.5%
USD	300	Republic of South Africa, 6.875%, 5/27/19	337,560
USD	540	Republic of South Africa, 7.375%, 4/25/12	594,432
USD	200	Republic of South Africa, 7.50%, 7/14/17	224,540
ZAR	2,720	Republic of South Africa, 13.50%, 9/15/15	427,531
			1,584,063
	TURKEY—2.3%
TRY	1,040	Republic of Turkey, Zero Coupon, 4/14/10	669,281
USD	730	Republic of Turkey, 7.25%, 3/15/15	806,504
USD	640	Republic of Turkey, 9.50%, 1/15/14	761,344
TRY	180	Republic of Turkey, 16.00%, 3/07/12	136,085
			2,373,214

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (continued)

As of October 31, 2009

Principal Amount (000)		Description	Value (US$)
	LONG-TERM FIXED INCOME INVESTMENTS (continued)
	UKRAINE—0.4%
USD	160	CJSC, The EXIM of Ukraine, 7.65%, 9/07/11	$140,800
USD	310	Ukraine Government International Bond, 6.75%, 11/14/17	227,106
			367,906
	UNITED KINGDOM—13.4%
GBP	1,000	Lloyds TSB Group PLC, 9.125%, 10/17/11	1,745,891
GBP	260	Lloyds TSB Group PLC, 12.00%, 1/02/11	455,489
GBP	7,060	United Kingdom Treasury, 4.25%, 12/07/49	11,914,597
			14,115,977
	URUGUAY—1.2%
UYU	3,260	Republica Orient Uruguay, 5.00%, 9/14/18	163,376
USD	1,030	Republica Orient Uruguay, 7.625%, 3/21/36	1,107,250
			1,270,626
	VENEZUELA—2.2%
USD	1,400	Petroleos de Venezuela SA, 5.25%, 4/12/17	820,400
USD	1,220	Republic of Venezuela, 1.505%, 4/20/11 (a)	1,049,200
USD	390	Republic of Venezuela, 5.75%, 2/26/16	262,275
USD	330	Republic of Venezuela, 7.75%, 10/13/19	217,074
			2,348,949
		Total Long-Term Investments (cost $114,644,740)	127,728,584
	SHORT-TERM INVESTMENTS—3.0%
	UNITED STATES—3.0%
USD	2,469	Repurchase Agreement, State Street Bank and Trust Company, 0.01% dated 10/30/09, due 11/02/09 in the amount of $2,469,002 (collateralized by $2,385,000 U.S. Treasury Bond, 3.875% due 5/15/18; value $2,522,853)	2,469,000
USD	672	Time Deposit, State Street Bank and Trust Company, 0.01%, due 11/02/09	672,000
			3,141,000
		Total Short-Term Investments (cost $3,141,000)	3,141,000
		Total Investments—124.6% (cost $117,785,740)	130,869,584

		Liabilities in Excess of Other Assets—(24.6)%	(25,794,869)
		Net Assets Applicable to Common Shareholders—100.0%	$105,074,715

ARS—Argentine peso	COP—Colombian peso	MXN—Mexican peso	TRY—Turkish lira
AUD—Australian dollar	GBP—British pound	NZD—New Zealand dollar	USD—United States dollar
BRL—Brazilian real	HUF—Hungarian forint	PEN—Peruvian sol	UYU—Uruguayan peso
CAD—Canadian dollar	IDR—Indonesian rupiah	RUB—Russian ruble	ZAR—South African rand

(a)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at October 31, 2009.
(b)	The maturity date presented for these instruments represents the next call/put date.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (concluded)

As of October 31, 2009

Interest Rate Swap Agreements

Counterparty	Termination Date	Notional Amount (000)	Fixed Rate Paid by the Fund	Floating Rate Received by the Fund	Unrealized Depreciation
Deutsche Bank	April 21, 2011	$7,000	1.4700%	3 month LIBOR	$(62,112)
Deutsche Bank	April 21, 2012	7,000	1.8170	3 month LIBOR	(49,656)
Deutsche Bank	June 30, 2014	7,000	3.0125	3 month LIBOR	(214,447)
					$(326,215)

Futures Contracts

Description	Expiration	Contracts	Unrealized Depreciation
Purchase Contract:
Australian Treasury Bond 6%—3 year	December 2009	18	$(1,509)
Australian Treasury Bond 6%—10 year	December 2009	100	(148,896)
			$(150,405)

Forward Foreign Currency Exchange Contracts

Purchase/Sale	Amount Purchased	Amount Sold	Purchase Value as of October 31, 2009	Sale Value as of October 31, 2009	Unrealized Appreciation/ (Depreciation)
Colombian Peso/United States Dollar
settlement date 11/20/09	COP614,982,000	USD307,348	$307,893	$307,348	$545

South African Rand/United States Dollar
settlement date 1/22/10	ZAR400,000	USD50,883	50,487	50,883	(395)

United States Dollar/Brazilian Real
settlement date 11/20/09	USD472,706	BRL827,000	472,706	468,263	4,443

United States Dollar/British Pound
settlement date 1/22/10	USD12,870,313	GBP7,853,000	12,870,313	12,919,093	(48,780)

United States Dollar/Colombian Peso
settlement date 11/20/09	USD697,663	COP1,436,489,000	697,663	719,183	(21,520)

United States Dollar/New Zealand Dollar
settlement date 1/22/10	USD7,180,420	NZD9,650,000	7,180,420	6,898,864	281,556

United States Dollar/South African Rand
settlement date 1/22/10	USD462,908	ZAR3,463,000	462,908	437,092	25,815
Net USD Total			$22,042,390	$21,800,726	$241,664

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities

As of October 31, 2009

Assets
Investments, at value (cost $117,785,740)	$130,869,584
Foreign currency, at value (cost $1,839,174)	1,795,079
Cash	321,888
Cash at broker for financial futures	627,177
Cash at broker for interest rate swap agreements	280,000
Interest receivable	2,346,990
Receivable for investments sold	1,764,129
Unrealized appreciation on forward and spot foreign currency exchange contracts	313,593
Prepaid expenses	175,024
Total assets	138,493,464

Liabilities
Bank loan payable (Note 6)	30,000,000
Payable for investments purchased	1,841,417
Dividends payable to common shareholders	630,358
Unrealized depreciation on interest rate swaps	326,215
Variation margin payable for futures contracts	150,405
Investment management fee payable	87,486
Unrealized depreciation on forward foreign currency exchange contracts	70,695
Interest payable on bank loan	50,527
Administration fee payable	20,189
Payable for forward foreign currency exchange contracts closed	14,770
Accrued expenses and other liabilities	226,687
Total liabilities	33,418,749
Net Assets Applicable to Common Shareholders	$105,074,715

Composition of Net Assets Applicable to Common Shareholders
Common Stock (par value $.001 per share)	$9,005
Paid-in capital in excess of par	104,022,670
Distributions in excess of net investment income	(3,041,714)
Accumulated net realized loss on investment transactions	(11,543,395)
Net unrealized appreciation on investments	4,439,421
Accumulated net realized foreign exchange gains	2,523,102
Net unrealized foreign exchange gains	8,665,626
Net Assets Applicable to Common Shareholders	$105,074,715
Net asset value per common share based on 9,005,120 shares issued and outstanding	$11.67

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations

For the Year Ended October 31, 2009

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $106,624)	$8,582,981

Expenses
Investment management fee	793,338
Legal fees and expenses	524,371
Directors’ fees and expenses	191,972
Administration fee	183,078
Reports to shareholders and proxy solicitation	126,064
Independent auditors’ fees and expenses	98,784
Custodian’s fees and expenses	97,529
Bank loan fees and expenses	96,781
Insurance expense	79,175
Investor relations fees and expenses	72,080
Transfer agent’s fees and expenses	16,575
Miscellaneous	57,826
Total operating expenses	2,337,573
Interest expense (Note 6)	726,104
Total expenses	3,063,677
Reimbursement of costs by administrators (Note 7)	(25,586)
Net expenses	3,038,091
Net investment income	5,544,890

Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures, and Foreign Currencies

Net realized gain/(loss) on:
Investment transactions	(2,962,029)
Interest rate swaps	(1,058,853)
Futures contracts	(260,070)
Forward and spot foreign currency exchange contracts	(3,328,923)
Foreign currency transactions	(1,996,010)
(9,605,885)

Net change in unrealized appreciation/(depreciation) on:
Investments	13,291,888
Interest rate swaps	239,911
Futures contracts	(200,855)
Forward and spot foreign currency exchange contracts	(1,251,900)
Foreign currency translation	24,697,782
36,776,826
Net gain on investments, swaps, futures, and foreign currencies	27,170,941
Net Increase in Net Assets Applicable to Common Shareholders Resulting from Operations	$32,715,831

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets Applicable to Common Shareholders

	For the Year Ended October 31, 2009	For the Year Ended October 31, 2008

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations
Net investment income	$5,544,890	$7,418,359
Net realized loss on investments, swaps and futures	(4,280,952)	(1,658,215)
Net realized gain/(loss) on foreign currency transactions	(5,324,933)	7,319,803
Net change in unrealized appreciation/(depreciation) on investments, swaps and futures	13,330,944	(33,996,677)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	23,445,882	(11,079,325)
Net increase/(decrease) in net assets resulting from operations	32,715,831	(31,996,055)
Dividends to preferred shareholders from net investment income	–	(609,571)
Net Increase/(Decrease) in Net Assets Applicable to Common Shareholders Resulting From Operations	32,715,831	(32,605,626)

Distributions to common shareholders from:
Net investment income	(8,284,246)	(9,389,550)
Tax return of capital	(6,016,114)	–
Total decrease in net assets applicable to common shareholders resulting from distributions	(14,300,360)	(9,389,550)

Common Stock Transactions
Reinvestment of dividends resulting in the issuance of 13,812 and 0 shares of common stock, respectively	154,290	–
Repurchase of common stock resulting in the reduction of 31,000 and 283,400 shares of common stock, respectively	(237,772)	(3,297,657)
Total decrease in net assets from common stock transactions	(83,482)	(3,297,657)
Total increase/(decrease) in net assets applicable to common shareholders	18,331,989	(45,292,833)

Net Assets Applicable to Common Shareholders
Beginning of year	86,742,726	132,035,559
End of year (including distributions in excess of net investment income of ($3,041,714) and undistributed net investment income of $4,080,279, respectively)	$105,074,715	$86,742,726

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows

For the Year Ended October 31, 2009

Increase (Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities
Interest received (excluding discount and premium amortization of $156,264)	$8,848,865
Operating expenses paid	(3,020,605)
Purchases of short-term portfolio investments, net	5,164,556
Purchases of long-term portfolio investments	(70,013,021)
Proceeds from sales of long-term portfolio investments	76,396,963
Proceeds on forward foreign currency exchange transactions, net	(1,114,153)
Realized loss on interest rate swap transactions	(1,019,851)
Payments made to broker for interest rate swap agreements	(280,000)
Increase in prepaid assets	(145,604)
Net cash provided from operating activities	14,817,150
Cash flows used for financing activities
Due to custodian	(1,121,660)
Dividends paid to common shareholders	(14,147,274)
Repurchase of common shares	(237,772)
Net cash used for financing activities	(15,506,706)
Effect of exchange rate on cash	902,505
Net increase in cash	212,949
Cash at beginning of year	1,904,018
Cash at end of year	$2,116,967

Reconciliation of Net Decrease in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided From Operating Activities
Net increase in net assets resulting from operations	$32,715,831
Increase in investments	10,241,154
Net realized losses on investments	2,962,029
Net realized losses on swap transactions	1,058,853
Net realized losses on futures transactions	260,070
Net realized foreign exchange losses	5,234,933
Net change in unrealized (appreciation)/depreciation on investments, futures and swaps	(13,330,944)
Net change in unrealized foreign exchange (gains)/losses	(23,445,882)
Decrease in interest receivable	437,087
Increase in receivable for investments sold	(1,764,129)
Increase in payable for investments purchased	1,841,417
Increase in payable for interest on Bank Loan	(39,243)
Proceeds on forward foreign currency exchange transactions, net	(1,114,153)
Payments made to broker for futures	(280,000)
Increase in payable for interest rate swap interest	39,002
Decrease in prepaid assets, accrued expenses and other liabilities	(88,875)
Total adjustments	(17,898,681)
Net cash provided from operating activities	$14,817,150

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Financial Highlights

	For the Year Ended October 31,
	2009	2008	2007	2006	2005
PER SHARE OPERATING PERFORMANCE(1):
Net asset value per common share, beginning of year	$9.61	$14.19	$13.46	$13.87	$13.72

Net investment income	0.62	0.81	0.81	0.69	0.76
Net realized and unrealized gains/(losses) on investments, swaps futures and foreign currencies	3.02	(4.35)	0.88	0.14	0.21
Dividends to preferred shareholders from net investment income	–	(0.07)	(0.18)	(0.16)	(0.10)
Total from investment operations applicable to common shareholders	3.64	(3.61)	1.51	0.67	0.87
Distributions to common shareholders from:
Net investment income	(0.92)	(1.02)	(0.78)	(0.98)	(0.72)
Tax return of capital	(0.67)	–	–	(0.10)	–
Total distributions	(1.59)	(1.02)	(0.78)	(1.08)	(0.72)
Effect of Fund shares repurchased	0.01	0.05	–	–	–
Net asset value per common share, end of year	$11.67	$9.61	$14.19	$13.46	$13.87
Market value, end of year	$11.70	$8.20	$12.97	$13.00	$13.05

Total Investment Return Based on(2):
Market value	68.04%	(30.80% )	5.90%	8.23%	(1.94% )
Net asset value	43.04%	(25.87% )	11.90%	5.43%	6.50%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(3):
Net assets applicable to common shareholders, end of period (000 omitted)	$105,075	$86,743	$132,036	$125,229	$129,080
Average net assets applicable to common shareholders (000 omitted)	92,052	120,990	126,436	125,426	131,739
Operating expenses(4)	3.30%	2.47%	1.93%	2.02%	1.71%
Operating expenses without reimbursement(4)	3.33%	2.47%	1.93%	2.02%	1.71%
Operating expenses, excluding interest expenses	2.52%	1.91%	1.93%	2.02%	1.71%
Net investment income	6.02%	5.63%	4.63%	3.97%	4.65%
Portfolio turnover	63%	42%	71%	30%	36%
Senior securities (loan facility) outstanding (000 omitted)	$30,000	$30,000	–	–	–
Senior securities (preferred stock) outstanding (000 omitted)	–	–	$30,000	$30,000	$30,000
Asset coverage ratio on revolving credit facility at year end(5)	450%	389%	–	–	–
Asset coverage per $1,000 on revolving credit facility at year end	$4,502	3,891	–	–	–
Asset coverage ratio on preferred stock at year end(5)	–	–	540%	517%	530%
Asset coverage per share on preferred stock at year end	–	–	$135,030	$129,357	$132,566

(1)	Based on average shares outstanding.
(2)	Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for the purposes of this calculation to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
(3)	Ratios are calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratio of net investment income before preferred stock dividends to average net assets of common shareholders is 6.02%, 6.13%, 5.93%, 5.13%, and 5.35%, respectively.
(4)	Includes expenses of both preferred and common stock.
(5)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Auction Market Preferred Stock, for investment purposes by the amount of any borrowings.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified investment company.

The Fund’s principal investment objective is to provide high current income by investing primarily in fixed-income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, Luxembourg and Hong Kong Special Administrative Region. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s or BBB- by S&P. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets would be invested in a portfolio of fixed income securities from issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund will invest at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may only invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets whether or not denominated in the currency of such country.

In order to comply with a rule adopted by the Securities and Exchange Commission under the 1940 Act regarding fund names, the Board of Directors has adopted an investment policy that, for as long as the name of the Fund remains Aberdeen Global Income Fund, Inc., it shall be the policy of the Fund normally to invest at least 80% of its net assets plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Board of Directors upon 60 days’ prior written notice to shareholders. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

1. Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The financial statements of the Fund are prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The United States dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for Federal tax purposes.

Securities Valuation:

The Fund’s Board of Directors has adopted Valuation and Liquidity Procedures (the “Procedures”) to be used in determining the value of the assets held by the Fund. The Procedures were reviewed and approved by the Board of Directors on December 9, 2008. In accordance with the Procedures, investments are stated at current fair value. Investments for which market quotations are readily available are valued at the last quoted closing price on the date of determination as obtained from a pricing source. If no such trade price is available, such investments are valued at the last quoted bid price as obtained from a pricing agent or broker selected by the Fund’s Manager.

Short-term debt securities which mature in more than 60 days are valued as described above. Short-term debt securities of sufficient credit quality which mature in 60 days or less are valued at amortized cost using a pricing source quote that approximates amortized cost.

Securities for which market quotations are not readily available (including investments which are subject to limitations as to their sale) are to be valued at fair value. As a general rule, whether or not the Fund is required to “fair value price” an asset is dependent on the ready availability of current market quotes or, even if readily available, the reliability of such quotes. Any assets for which market quotations are not readily available or for which available prices are not reliable, shall be determined in a manner that most fairly reflects the asset’s (or group of assets) “fair value” (i.e., the amount that the Fund might reasonably expect to receive for the asset upon its current sale) on the valuation date, based on consideration of all available information.

The Procedures provide that in certain instances, including without limitation, if there is a “stale price” for a portfolio security, in an emergency situation, or if a significant event occurs after the close of trading of a portfolio security, but before the calculation of the Fund’s net asset value, the security may be valued at its fair value.

For the year ended October 31, 2009, there have been no significant changes to the Procedures.

The valuation techniques maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical securities

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.)

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Fund’s investments as of October 31, 2009. For further information, please refer to the Portfolio of Investments that begins on page 7.

Assets	Level 1	Level 2	Level 3
Fixed Income Investments
Long-Term Fixed Income Investments	$–	$127,728,584	$–
Short-Term Investments	–	3,141,000	–
Total Investments	$–	$130,869,584	$–
Other Financial Instruments
Interest Rate Swap Agreements	$–	$–	$–
Futures Contracts	–	–	–
Forward Foreign Currency Exchange Contracts	–	313,593	–
Total Other Financial Instruments	–	313,593	–
Total Assets	$–	$131,183,177	$–
Liabilities
Other Financial Instruments
Interest Rate Swap Agreements	$–	$(326,215)	$–
Futures Contracts	–	(150,405)	–
Forward Foreign Currency Exchange Contracts	–	(70,695)	–
Total Liabilities – Other Financial Instruments	$–	$(547,315)	$–

In April 2009, the FASB issued Accounting Standards Codification 820-10-35, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“ASC 820-10-35”, formerly “FAS 157-4”). ASC 820-10-35 provides additional guidance for estimating fair value in accordance with FASB Accounting Standards Codification 820, “Fair Value Measurements” (“ASC 820”, formerly “FAS 157”), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. ASC 820-10-35 is effective for fiscal years and interim periods ending after June 15, 2009. Management has concluded that the adoption of ASC 820-10-35 did not materially impact the financial statement amounts.

Repurchase Agreements:

The Fund may enter into repurchase agreements. It is the Fund’s policy that its custodian/counterparty segregates the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

Foreign Currency Translation:

Foreign currency amounts are translated into United States dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the end of the reporting period;

(ii)	purchases and sales of investment securities, income and expenses – at the rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

securities transactions, dividends, interest, and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represent foreign exchange gain/(loss) for book purposes that have not yet been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. dollar.

Securities Transactions and Investment Income:

Securities transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities. Expenses are accrued on a daily basis.

Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Contingent Credit Note:

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Funds and the counterparty.

The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Interest Rate Swaps:

The Fund engaged in certain interest rate swap transactions to hedge the Fund’s leverage facility. An interest rate swap is an agreement between two parties, which involves the exchange of floating and fixed rate interest payments for a specified period of time. Interest rate swaps involve the accrual and exchange of interest payments between the parties. These payments are recorded as realized gain/(loss).

During the term of the swap, changes in the value of the swap are recognized as unrealized appreciation or depreciation by “marking-to-market” the fair market value of the swap. When the swap is terminated, the Fund will record a realized gain/(loss) equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract. The Fund is exposed to credit risk in the event of non-performance by the counterparty to the swap. However, the Fund does not anticipate non-performance by any counterparty.

Notional amounts of swaps are used to express the extent of involvement in these transactions, although the risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the contracts.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“Forward Contract”) involves an obligation to purchase and sell a specific currency at a future date, at a price set at the time of the contract. The Fund enters into Forward Contracts in connection with security transactions or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Forward Contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Futures Contracts:

Futures contracts are used to manage the interest rate exposure of the Fund more efficiently. A futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized appreciation or depreciation. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Use of long futures contracts subjects the Fund to the risk of loss in excess of the amounts on the Statement of Assets and Liabilities up to the notional value of the futures contracts. Use of short futures subjects the Fund to unlimited risk of loss.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Options:

When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received). As of October 31, 2009, there were no open option contracts.

Summary of Derivative Instruments

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2009:

	Asset Derivatives		Liability Derivatives
	2009		2009
	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Derivatives not accounted for as hedging instruments under Statement 133(a)

Interest rate swaps (interest rate risk)	Unrealized appreciation on interest rate swaps	$–	Unrealized depreciation on interest rate swaps	$326,215

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward and spot foreign currency exchange contracts	313,593	Unrealized depreciation on forward foreign currency exchange contracts	70,695

Futures contracts (market risk)*	Variation margin receivable for futures contracts	–	Variation margin payable for futures contracts	150,405
Total		$313,593		$547,315

*	Includes cumulative appreciation/depreciation of futures contracts as reported in Portfolio of Investments.

The Effect of Derivative Instruments on the Statement of Operations

Year Ended October 2009

Amount of Realized Gain (Loss) on

Derivatives Recognized in Income

Derivatives Not Accounted for as Hedging Instruments under Statement 133 (a)	Location of Gain or (Loss) On Derivatives Recognized in Income	Realized Gain or (Loss) on Derivatives Recognized in Income	Change in Unrealized Gain or (Loss) on Derivatives Recognized in Income
	Realized and Unrealized Gains/(Losses) on Investments, Swaps, Futures and Foreign Currencies
Interest rate swaps (interest rate risk)		$(1,058,853)	$239,911
Forward foreign exchange contracts (foreign exchange risk)		(3,328,923)	(1,251,900)
Futures contracts (market risk)		(260,070)	(200,855)
Total		$(4,647,846)	$(1,212,844)

Information about derivative instruments reflected as of the date of this report is generally indicative of the type and volume of derivative activity for the year end October 31, 2009.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

Distributions:

It is the Fund’s current policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions if necessary, on a monthly basis. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Distributions to common shareholders are recorded on the ex-dividend date.

Income distributions and capital and currency gains distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Recent Accounting Pronouncements:

In June 2009, the FASB issued Accounting Standard Codification 105-10, “The FASB Accounting Standards Codification and the Hierarchy of Generally Accepted Accounting Principles – a replacement of FASB Statement No. 162” (“ASC 105- 10, formerly “SFAS 168”). ASC 105-10 replaces SFAS No. 162, “The Hierarchy of Generally Accepted Accounting Principles” and establishes the “FASB Accounting Standards Codification” (“Codification”) as the source of authoritative accounting principles recognized by the FASB to be applied by nongovernmental entities in the preparation of financial statements in conformity with U.S. GAAP. All guidance contained in the Codification carries an equal level of authority. On the effective date of ASC 105-10, the Codification will supersede all then-existing non-SEC accounting and reporting standards. All other non-grandfathered non-SEC accounting literature not included in the Codification will become nonauthoritative. ASC 105-10 is effective for financial statements issued for interim and annual periods ending after September 15, 2009. Management has evaluated this new statement and has determined that it did not have a significant impact on the determination or reporting of the Funds’ financial statements.

Reclassification of Capital Accounts:

For the year ended October 31, 2009, the Fund increased distributions in excess of net investment income by $4,382,637, increased accumulated net realized foreign exchange gain by $4,520,700 and increased accumulated net realized loss on investment transactions by $138,063. These reclassifications are a result of permanent differences primary attributable to foreign currency transactions, amortization methods on fixed income securities and accounting for swap agreements. Net investment income, net realized loss on investments and net assets were not affected by this change.

Federal Income Taxes:

For Federal income and excise tax purposes, substantially all of the Fund’s transactions are accounted for using the functional currencies. Accordingly, only realized currency gains/(losses) resulting from the repatriation of any of the functional currencies (Australian Dollar, Canadian Dollar or British Pound) into U.S. dollars or another functional currency and realized currency gains and losses on non-functional currencies are recognized for U.S. tax purposes.

The Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for each of the four years in the period ended October 31, 2009 are subject to such review.

Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets Applicable to Common Shareholders and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency, but does not include cash at brokers in segregated accounts for financial futures because it is designated as collateral.

Concentration Risk Disclosure:

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

2. Agreements

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as the investment manager to the Fund and Aberdeen Asset Management Limited (the “Investment Adviser”)

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

serves as the investment adviser to the Fund, pursuant to a management agreement and an advisory agreement, respectively. The Investment Adviser is an indirect wholly-owned subsidiary of the Investment Manager, which is a direct wholly-owned subsidiary of Aberdeen Asset Management PLC. The Investment Manager has also entered into an agreement with CIBC World Markets, Inc. (the “Consultant”).

At the Annual Meeting of Shareholders held on March 6, 2009, Shareholders approved a Sub-Advisory Agreement among the Fund, the Investment Manager and Aberdeen Asset Management Investment Services Limited (the “Sub- Advisory Agreement”). The Sub-Advisory Agreement provides that Aberdeen Asset Management Investment Services Limited (“AAMISL” or the “Sub-Adviser”) will manage that portion of all of the assets of the Fund that the Investment Manager allocates to it.

As compensation for its services under the Sub-Advisory Agreement, AAMISL will receive an annual fee paid by the Investment Manager based on average weekly Managed Assets of the Fund at the following annual rates: 0.17% of the Fund’s average weekly Managed Assets up to $200 million; 0.16% of Managed Assets between $200 million and $500 million; 0.15% of Managed Assets in excess of $500 million.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser and the Consultant, including the selection of and the placement of orders with brokers and dealers to execute portfolio transactions on behalf of the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets are defined in the management agreement as net assets plus the amount of any borrowings, including Auction Market Preferred Stock (“AMPS”), for investment purposes. The Investment Manager pays fees to the Investment Adviser and the Consultant for their services rendered. The Fund’s Investment Manager informed the Fund that it paid $256,983 to the Investment Adviser and $ 6,000 to the Consultant during the fiscal year ended October 31, 2009.

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager and the Investment Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly, at an annual rate of 0.15% of the Fund’s average weekly Managed Assets up to $600 million and 0.125% of the Fund’s average weekly Managed Assets in excess of $600 million. Managed Assets are defined as net assets plus the amount of any borrowings, including AMPS, for investment purposes.

Under terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider. This agreement provides AAMI with a monthly retainer of $4,000 plus out-of-pocket expenses. During the year ended October 31, 2009, the Fund incurred fees of $ 49,895 for the investor relations services of AAMI. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

3. Investment Transactions

Purchases and sales of securities (excluding short-term securities), for the fiscal year ended October 31, 2009, were $71,854,438 and $77,449,251, respectively.

4. Tax Information

The tax character of distributions paid during the fiscal years ended October 31, 2009 and October 31, 2008 was as follows:

	October 31, 2009	October 31, 2008
Distributions paid from:
Ordinary income	$8,284,246	$9,999,121
Tax return of capital	6,016,114	–
Total tax character of distributions	$14,300,360	$9,999,121

As of October 31, 2009, the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income – net	$–
Undistributed long-term capital gains – net	–
Total undistributed earnings	–
Capital loss carryforward	(11,434,397)*
Unrealized appreciation/(depreciation) – net	12,477,437**
Total accumulated earnings/(losses) – net	$1,043,040

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (continued)

*	On October 31, 2009, the Fund had a net capital loss carryforward of $11,434,397 of which $991,667 expires in 2010, $116,280 expires in 2011, $275,233 expires in 2014, $3,271,806 expires in 2015, $2,330,488 expires in 2016 and $4,448,923 expires in 2017. This amount will be available to offset like amounts of any future taxable gains.
**	The difference between book-basis and tax-basis unrealized appreciation or depreciation is attributable to the difference between book and tax amortization methods for premiums and discounts on fixed income securities, differing treatments for foreign currencies, the tax deferral of wash sales and straddles the realization for tax purposes of unrealized gains/(losses) on certain foreign currency contracts, and other timing differences.

The United States Federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2009 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$127,994,527	$5,414,404	$2,539,347	$2,875,057

5. Common Stock

There are 300 million shares of $.001 par value common stock authorized. At October 31, 2009, there were 9,005,120 shares issued and outstanding.

On March 1, 2001, the Board of Directors approved a stock repurchase program. The Board of Directors amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period, if and when the discount to NAV is at least 8%. For the fiscal years ending October 31, 2009, and October 31, 2008, the Fund repurchased 31,000 and 283,400 shares, respectively, through this program. The weighted average discount on shares repurchased by the Fund was 21.2% during the fiscal year ended October 31, 2009.

6. Revolving Credit Facility

On March 13, 2008, the Fund entered into a $30 million revolving credit loan facility with The Bank of Nova Scotia. The revolving credit loan facility was renewed for another 364 day term on March 5, 2009. For the fiscal year ended October 31, 2009, the average interest rate on the loan facility was 2.37% and the average balance of the revolving credit loan facility was $30 million. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the line of credit may be invested at higher rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the credit agreement, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 364 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. The loan facility was renewed for another 364 day term on March 5, 2009. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager or Investment Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also included a requirement that the Fund maintain an NAV of no less than $90 million.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (concluded)

7. Reimbursement of Costs by Investment Manager

In 2009, the Fund filed a non-routine proxy to consider approval of a new sub-advisory agreement among the Fund, Investment Manager and Sub-Adviser. The Fund and the Investment Manager agreed to each bear equal responsibility with respect to the costs of soliciting proxies associated with the non-routine item. The expenses related to the 2009 non-routine proxy are included within the Statement of Operations in the applicable expense categories and the aggregate reimbursement is reported separately. The Investment Manager reimbursed the Fund for $25,586.

8. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through December 28, 2009, the date the Financial Statements were issued. Based on this evaluation, no adjustments were required to the Financial Statements as of October 31, 2009. However, the following are details relating to subsequent events that occurred since October 31, 2009.

The Fund declared monthly distributions of 7 cents per share payable on December 11, 2009 and January 15, 2010 to common shareholders of record as of November 30, 2009 and December 31, 2009, respectively.

At a meeting of the Fund’s Board held on December 7, 2009, the Board approved a reduction of the Administration fee paid to AAMI as disclosed in Note 2. Effective February 1, 2010, the annual fee rate will be 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. The Board also approved an amended Investor Relations Services Agreement that includes enhanced investor relation services for the Fund that will take effect on March 1, 2010. The fee that will be paid to AAMI for investor relations services is approximately $65,000 per annum.

Based on Management’s evaluation, no other adjustments were required to the Financial Statements and no other subsequent events required recognition or disclosure in the Financial Statements as of October 31, 2009 through December 28, 2009.

9. Change in Independent Registered Public Accounting Firm, (unaudited)

PricewaterhouseCoopers LLP (“PwC”), 300 Madison Avenue, New York, New York 10017, an independent registered public accounting firm, was the independent registered public accounting firm for the Fund for the fiscal year ended October 31, 2008. At the meetings held on June 9, 2009, the Audit Committee and the Board of Directors engaged KPMG LLP to replace PwC as the independent registered public accounting firm for the Fund.

The reports of the financial statements, previously issued by PwC for the Fund for each of the two most recent fiscal years ended October 31, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. For the past two most recent fiscal years and through the date of the auditor change, there were no disagreements between the Fund and PwC on any matters of accounting principles or practices, financial statement disclosures, auditing scope or procedures, or any other matter which, if not resolved to the satisfaction of PwC, would have caused PwC to make reference to the subject matter of the disagreements in connection with the issuance of PwCs’ reports on the financial statements of such periods.

Aberdeen Global Income Fund, Inc.

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders of

Aberdeen Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Aberdeen Global Income Fund, Inc. (the “Fund”), as of October 31, 2009, and the related statements of operations, changes in net assets, and cash flows and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended October 31, 2008, and the financial highlights for each of the years in the four-year period ended October 31, 2008, were audited by other auditors. Those auditors expressed an unqualified opinion on the statement of changes in net assets and financial highlights in their report dated December 23, 2008.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2009, by correspondence with custodians and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights of the Aberdeen Global Income Fund, Inc. present fairly, in all material respects, the financial position of the Fund as of October 31, 2009, and the results of its operations, its changes in net assets, its cash flows and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 28, 2009

Aberdeen Global Income Fund, Inc.

Important Tax Information (unaudited)

The following information is provided with respect to the distributions paid by the Aberdeen Global Income Fund, Inc. during the fiscal year ended October 31, 2009:

Common Shareholders

Payable Date	Return of Capital†	Foreign Taxes Paid†*	Foreign Source Income**
November 14, 2008	–	0.23%	79.54%
December 12, 2008	–	0.23%	79.54%
January 16, 2009	–	0.41%	82.25%
February 13, 2009-October 16, 2009	100.00%	–	–

†	Expressed as a percentage of the distributions paid.
*	The foreign taxes paid represent taxes incurred by the Fund on interest received from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. Investors should consult your tax advisor regarding the appropriate treatment of foreign taxes paid.
**	Expressed as a percentage of the distributions paid grossed-up for foreign taxes paid.

Supplemental Information (unaudited)

Considerations in Approving Renewal of Management Agreement and Investment Advisory Agreement (FCO)

At an in-person meeting of the Board of Directors (the “Board”) of the Aberdeen Global Income Fund, Inc. (“Fund”) held in September, 2009, the Board of Directors, including all of the Directors who are not considered to be “interested persons” as such term is defined under the Investment Company Act of 1940, as amended, of the Fund (“Independent Directors”), considered and approved for an additional twelve-month term the continuation of the Fund’s management agreement with Aberdeen Asset Management Asia Limited (“Investment Manager”) and the investment advisory agreement among the Fund, the Investment Manager and Aberdeen Asset Management Limited (“Investment Adviser”) (collectively, “Agreements”). The Investment Adviser is an affiliate of the Investment Manager. The Investment Manager and the Investment Adviser are sometimes each referred to as an “Adviser” and, collectively, as the “Advisers.”

The Independent Directors were advised by separate independent legal counsel throughout the process. In advance of the meeting, the Independent Directors received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements. At the meeting, the Directors reviewed a report prepared by the Advisers in response to a request submitted by the Independent Directors’ independent legal counsel on behalf of such Directors, and discussed this report with representatives of the Advisers. The Independent Directors also consulted in executive sessions with counsel to the Independent Directors regarding the renewal of the Agreements. The Directors also considered the recommendation of the Contract Review Committee of the Board (the “Committee”), consisting solely of Independent Directors, that the Agreements be renewed, noting that the Committee also had discussed, with representatives of management and separately in executive session with independent counsel at which no representatives of management were present, among other factors, the nature, extent and quality of the management and advisory services provided to the Fund by the Advisers, the level of the management and advisory fees, the costs of the services provided and the profits realized by the Advisers and their affiliates, the Fund’s expense ratio, Fund performance, the Fund’s and Advisers’ compliance programs any economies of scale with respect to the management of the Fund, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund, and various other matters included within the report of the Advisers.

In considering whether to approve the renewal of the Agreements, the Directors received a variety of information provided by the Advisers relating to the Fund, the Agreements and the Advisers, including comparative performance, fee and expense information of a peer group of funds selected by an independent third-party provider of investment company data, performance information for

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

relevant benchmark indices and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The Board’s materials also contained information as to the profitability of the Advisers and their affiliates from their relationship with the Fund. The Committee and the Board of Directors, including the Independent Directors, also considered other matters such as (i) the Advisers’ financial results and financial condition, (ii) the Fund’s investment objective and strategies and the Advisers’ investment personnel and operations, (iii) the procedures employed to determine the value of the Fund’s assets, (iv) the allocation of the Fund’s brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services, and (v) possible conflicts of interest. Throughout the process, the Directors were afforded the opportunity to ask questions of and request additional information from management.

In addition to the materials requested by the Directors in connection with their consideration of the renewal of the Agreements, the Directors receive materials in advance of each regular quarterly meeting that provide information relating to the services provided by the Advisers. In this regard, the Board reviews reports of the Advisers which include, among other things, a portfolio review and Fund performance reports.

In approving (or, in the case of the Committee, recommending) the renewal of the Agreements, the Committee and the Board of Directors reached, among others, the following conclusions:

•

Nature, Extent and Quality of Services. The Committee and the Board were satisfied with the nature, quality and extent of services provided by the Advisers. In reaching this conclusion, the Committee and the Board reviewed, among other things, the Advisers’ investment experience, including the growth and development of their Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board (and the Committee) received information regarding the Advisers’ compliance with applicable laws and SEC and other regulatory inquiries or audits of the Fund and the Advisers. The Committee and the Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers primarily responsible for the day-to-day portfolio management services for the Fund. The Committee and the Board also considered the allocation of responsibilities among the Advisers. In addition, the Committee and the Board considered the financial condition of the Advisers and whether they had the financial wherewithal to provide a high level and quality of service to the Fund. The Committee and the Board also considered information received from the Fund’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Committee and the Board also considered the Advisers’ brokerage polices and practices. Management also reported to the Committee and the Board on, among other things, its business plans and organizational changes. The Committee and the Board also noted that the Board reviewed and assessed the quality of the services the Fund receives from the Advisers throughout the year, and received detailed portfolio review and performance reports on a regular basis. The Committee and the Board determined that the advisory services provided were extensive in nature and of high quality.

•

Fees and Expenses. The effective annual management fee rate paid by the Fund to the Investment Manager for investment management services was within a reasonable range relative to the effective advisory fee rates of a peer group consisting of all closed-end funds included in the world bond fund Morningstar category as compiled by Strategic Insight (“SI”), an independent third-party provider of mutual fund data (the “Peer Group”), including Aberdeen Asia-Pacific Income Fund, Inc., another U.S. registered closed-end fund managed by the Investment Manager and First Trust/Aberdeen Global Opportunity Income Fund, a U.S. registered closed-end fund sub-advised by Aberdeen Asset Management Inc., an affiliate of the Advisers and administrator to the Fund (“AAMI”). The SI data indicated that the Fund’s effective management fee rate (computed based on average managed assets for the six months ended April 30, 2009, and which reflects both the advisory fee and the administration fee) was below the Peer Group’s median and average fee rates, respectively. The Committee and the Board noted that, among other information, the SI data also indicated that the Fund’s annualized expense ratio based on average managed assets, which includes the Fund’s assets attributable to its common stock plus borrowings for investment purposes, including leverage, for the six months ended April 30, 2009 was above the average and median expense ratios, respectively, of the Peer Group. The data also indicated that the Fund’s annualized expense ratio based on average net assets, excluding the principal amount of borrowings, for the six months ended April 30, 2009 was above the average and median expense ratios of its Peer Group. The Committee and the Board also took into account the management fee structure, including that management fees for the Fund were based on the Fund’s total Managed Assets, whether attributable to common stock, preferred stock or bank borrowings. The Committee and the Board also considered that

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (continued)

the compensation paid to the Investment Adviser is paid by the Investment Manager and not the Fund, and, accordingly that the retention of the Investment Adviser does not increase the fees or expenses otherwise incurred by the Fund’s shareholders. The Committee and the Board also noted that the Investment Manager would be reimbursing certain Fund expenses. The Committee and the Board also took into account management’s discussion of the Fund’s expenses, including the factors that impacted the Fund’s expenses, as well as certain actions taken by the Board during the past year to reduce the Fund’s operating expenses. The Board noted that the expense information in the SI report did not fully reflect such potential cost savings. The Committee also noted the impact of leverage on the total expenses of the Fund. The Committee and the Board also received information from management regarding the fees charged by the Advisers to other U.S. and non-U.S. clients investing primarily in an asset class similar to that of the Fund, including, two segregated accounts with a global mandate. The Board considered the fee comparisons in light of differences required to manage the different types of accounts. The Committee and the Board also noted that the SI report indicated that the Fund’s effective management fee rate was above the effective management fee rate paid by one Aberdeen-managed fund in its Peer Group, and below the effective management fee rate paid by another Aberdeen-managed fund in its Peer Group. The Committee and the Board concluded that the fee paid by the Fund was reasonable, given the differences in the funds’ sizes, investment objectives and restrictions, and diversification requirements.

•

Performance. The Committee and the Board received and reviewed, among other performance data, information compiled by SI as to the Fund’s total return, as compared to the funds in the Fund’s Morningstar category (the “Morningstar Group”). The SI report indicated that the Fund ranked 5th out of 12 for the year-to-date period ended April 30, 2009, 10th out of 12 for the one- year period ended April 30, 2009, 8th out of 8 for the three-year period ended April 30, 2009 and 5th out of 6 for the five-year period ended April 30, 2009. The Committee and the Board also received performance information from management that compared the Fund’s return to comparable non-U.S. investment companies in its Lipper category, which indicated that the Fund had outperformed the average of such group of funds for the year-to-date and was below the average for the one-year period, three-year and five-year periods ended June 30, 2009.

The Committee and the Board received and considered information for each of the last five fiscal years regarding the Fund’s total return on a gross and net basis and relative to the Fund’s benchmark, the Fund’s share performance and premium/discount information and the impact of foreign currency movements on the Fund’s performance. The Committee and the Board also received and reviewed information as to the Fund’s total return for each of the last five fiscal years as compared with the total returns of each of the funds in the Morningstar Group, and other Aberdeen-managed funds and two segregated accounts with global bond mandates. The Committee and the Board considered management’s discussion of the factors contributing to differences in performance, including differences in the investment strategies of each of these other funds and accounts. The Committee and the Board also reviewed information as to the Fund’s discount/premium ranking relative to the Morningstar Group. The Committee and the Board also noted that the Fund underperformed its benchmark for the one-, three-, and five-year periods ended April 30, 2009. The Board took into account management’s discussion of the Fund’s performance, including the factors that contributed to the Fund’s underperformance relative to its benchmark, including market conditions. In considering the Fund’s performance relative to its Peer Group and other comparable funds, the Committee and the Board took into account the peer group in which the Fund was placed and the differences in investment strategies among the funds. Taking into account the investment style and processes of the Advisers, as well as the peer group in which the Fund was placed for comparative purposes, the Committee and the Board concluded that overall performance results supported renewal of the Agreements.

•

Economies of Scale. The Board determined that the management fee structure was reasonable and reflects economies of scale being shared between the Fund and the Advisers. This determination was based on factors including that the Fund’s management fee schedule provides breakpoints at higher asset levels, and that profitability of the Investment Manager and the Investment Adviser were determined to be reasonable based upon the Board’s review of the Peer Group data and other information provided to the Committee and the Board.

•

Profitability; Ancillary Benefits. The Committee and the Board considered information indicating the costs and profitability of the Advisers and their affiliates in providing services to the Fund, as well as any ancillary benefits. In addition, the Committee and the Board received information with respect to management’s allocation methodologies used in preparing this profitability data. The Board noted that AAMI, an affiliate of the Advisers, provides administrative and investor relations services to the Fund, for which it receives fees. The Committee and the Board determined that in light of the nature, extent and quality of services provided

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited) (concluded)

to the Fund, the profitability of the Advisers and its affiliates from their relationship with the Fund was reasonable, and any ancillary benefits received by the Advisers and their affiliates as a result of their relationship with the Fund were reasonable.

In considering the Agreements, the Committee and the Board considered a variety of factors, including those factors discussed above. The Board did not identify any factor as all-important or all-controlling and instead considered these factors collectively in light of the Fund’s surrounding circumstances, and each Director may have attributed different weight to the various factors. Based on their deliberations and their evaluation of the information provided to them, the Committee and the Board, including a majority of the Independent Directors, concluded that approval of the renewal of the Agreements was in the best interests of the Fund and its shareholders. Accordingly, the Board, and the Independent Directors voting separately, approved the renewal of the Agreements.

Aberdeen Global Income Fund, Inc.

Automatic Dividend Reinvestment and Cash Purchase Plan (unaudited)

Common shareholders are automatically enrolled in the Plan. Under the Plan, all distributions, net of any applicable withholding tax, will automatically be reinvested by the Plan Agent in additional shares of common stock of the Fund unless an election is made to receive distributions in cash. Generally, shareholders who do not participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent. A shareholder whose shares are held by a broker or nominee that is unable to participate in the Plan may be required to have his shares re-registered in his own name to participate in the Plan.

The Plan Agent serves as agent for the shareholders in administering the Plan. Distributions payable to Plan participants will be promptly invested. If the Fund declares a distribution payable in stock to shareholders who are not Plan participants, then Plan participants will receive that distribution in newly-issued shares of common stock on identical terms and conditions.

In every other case, Plan participants will receive shares on the following basis: if, on payable date, the market price of the Fund’s common stock plus any brokerage commission is equal to or exceeds NAV, Plan participants will receive newly-issued shares of the Fund’s common stock valued at the greater of NAV or 95% of the then-current market price. If, on the other hand, the NAV, plus any applicable brokerage commission, exceeds the market price at such time, the Plan Agent will buy shares of common stock in the open market. If the market price plus any applicable brokerage commission exceeds the NAV as last determined before the Plan Agent has completed its purchases, the Plan Agent will suspend making open market purchases and shall invest the balance available in newly issued shares valued at the greater of NAV or 95% of the then-current market value. All reinvestments are in full and fractional shares carried to four decimal places.

There is no direct charge to participants for reinvesting distributions, except for brokerage commissions. The Plan Agent’s fees for the handling of the reinvestment of distributions are paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant pays a pro-rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases. Purchases and sales may be made through a broker affiliated with the Plan Agent. The automatic reinvestment of distributions does not relieve participants of any federal income tax that may be payable on such distributions.

The Plan also allows participants to make voluntary cash investments by sending additional funds by a check drawn on a U.S. bank, in U.S. dollars, payable to the Plan Agent. Additional voluntary cash investments must be in an amount of at least $100, with a maximum of $10,000 per month, with an aggregate annual limit of $120,000 for the purchase of shares of the Fund’s common stock on the open market. Voluntary cash investments will be invested on or before the 15th day of the month, and in no event more than 45 days after such date except where temporary curtailment or suspension of purchases is necessary to comply with applicable provisions of the federal securities law. Cash investments may be commingled with the funds held by the Plan Agent for other shareholders of the Fund, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent will be the price per share allocable to each participant. In the event a participant’s voluntary cash investment check is returned unpaid for any reason, the participant will be charged a $20.00 return fee.

Participants in the Plan may withdraw some or all of their shares from the Plan upon written notice or pursuant to telephonic procedures established by the Plan Agent and will receive stock certificates for all full shares. The Plan Agent will convert any fractional shares to cash at the then-current market price, less a sales fee, and send a check to the participant for the proceeds. The sales fee payable will be the lesser of $10 or the net proceeds from the sale of the fractional share. If the transaction fee and commissions exceed the proceeds from the sale of the fractional share, participants will receive a transaction advice instead of a check. If, by giving proper notice to the Plan Agent, participants request cash in lieu of shares upon any withdrawal from the Plan, the Plan Agent will sell the shares and send the participant the proceeds, less a sales fee of $10 plus brokerage commissions of $0.10 per share.

The Fund or the Plan Agent reserves the right to amend or terminate the Plan either in full or partially upon 90 days’ written notice to each Plan participant.

All questions concerning the Plan should be directed to the Plan Agent, The Bank of New York Mellon Corporation, Shareholder Relations Department, 480 Washington Blvd., Jersey City, NJ 07310 or by calling 1-866-221-1606.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited)

The names of the Directors and Officers of the Fund, their addresses, ages, and principal occupations during the past five years are provided in the tables below. Directors that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Fund, the Investment Manager, the Investment Adviser or the Investment Sub-Adviser are included in the table below under the heading “Interested Directors.” Directors who are not interested persons, as described above, are referred to in the table below under the heading “Independent Directors.”

Board of Directors Information

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director

Interested Director

Martin J. Gilbert** Aberdeen Asset Management PLC 10 Queen’s Terrace Aberdeen, Scotland AB10 1YG Age: 54	Class III Director; Vice President	Term as Director expires 2010; Director since 2001	Mr. Gilbert is one of the founding directors, and has been the Chief Executive and an Executive Director, of Aberdeen Asset Management PLC, the parent company of the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser, since 1983. He was President of the Fund, of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc. from February 2004 to March 2008. He was Chairman of the Board of the Fund and of Aberdeen Asia-Pacific Income Fund, Inc. from 2001 to September 2005. He has been a Director of Aberdeen Asset Management Asia Limited, the Fund’s Investment Manager, since 1991, a Director of Aberdeen Asset Management Limited, the Fund’s Investment Adviser, since 2000, and a Director of Aberdeen Asset Managers (C.I.) Limited, the Fund’s former investment manager, from 2000 to 2005. He has been a Director since 1995, and was President since September 2006 of Aberdeen Asset Management Inc., the Fund’s Administrator.	25

Independent Directors

P. Gerald Malone 48 Barmouth Road Wandsworth, London SW18 2DP United Kingdom Age: 59	Chairman of the Board; Class I Director	Term expires 2011; Director since 2005	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. and the Aberdeen Funds. He also serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	26

Neville J. Miles c/o Ballyshaw Pty. Ltd. 62 Caledonia Street Paddington NSW 2021 Australia Age: 63	Class III Director	Term expires 2010; Director since 1999	Mr. Miles is, and has been for a period in excess of ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He also is a non-executive director of a number of Australian companies. He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc.	3

William J. Potter c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 61	Class II Director	Term expires 2012; Director since 1992	Mr. Potter has been Chairman of Meredith Financial Group (investment management) since 2004. He was President of Kingsdale Capital Markets (USA) Inc. (private placement broker) from 2004 through June 2005, and President of Ridgewood Group International Ltd. (international consulting and merchant banking company) (1996-2004). Mr. Potter is an independent director of a number of U.S. and Canadian companies primarily in the resource and technology sectors.	3

Peter D. Sacks c/o Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 64	Class II Director	Term expires 2012; Director since 1992	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	26

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex* Overseen by Director

John T. Sheehy B.V. Murray and Company 666 Goodwin Avenue Suite 300 Midland Park, NJ 07432 Age: 67	Class I Director	Term expires 2011; Director since 1992	Mr. Sheehy has been a Managing Member of Pristine Capital Partners, LLC (venture capital) since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) through 2008, Director Macquarie AIR-serv Holdings, Inc. since 2006, Director Smarte Carte, Inc. since 2007.	26

*	Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and the Aberdeen Funds have the same Investment Manager and Investment Adviser as the Fund, or an investment adviser that is affiliated with the Investment Manager and Investment Adviser and may thus be deemed to be part of the same “Fund Complex” as the Fund.
**	Mr. Gilbert is deemed to be an interested person because of his affiliation with the Fund’s Investment Manager, Investment Adviser and Investment Sub-Adviser. Mr. Gilbert serves as Vice President with Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund.

Information Regarding Officers who are not Directors

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

William Baltrus** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 42	Vice President	Since 2008	Currently, Head of Fund Operations for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.

Alan Goodson** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President	Since 2009	Currently, Head of US Collective Funds and Vice President of Aberdeen Asset Management Inc. Head of Finance (from 2000 to May 2005) and Company Secretary (from 2001 to May 2005) of Aberdeen Private Wealth Management Limited; Finance Director and Company Secretary of Aberdeen Asset Managers Jersey Limited (from 2002 to November 2005); Company Secretary of Aberdeen Asset Managers (C.I.) Limited (from 2001 to June 2005).

Kevin Daly Aberdeen Asset Management Investment Services Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 48	Vice President	Since 2008	Currently, Portfolio Manager on Emerging Markets Fixed Income Team (since 2007); previously, Credit Market Analyst for Standard & Poor’s London (1997-2007).

Stuart Gray*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 42	Vice President	Since 2009	Currently, Portfolio Manager Fixed Income for Aberdeen Asset Management Limited. Mr. Gray joined Aberdeen Asset Management Limited with the Deutsche Asset Management acquisition in 2007. Mr. Gray was formerly a Portfolio Manager with Deutsche Asset Management from 2000 until the acquisition.

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 32	Assistant Treasurer	Since 2009	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Matthew Keener** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 33	Assistant Treasurer	Since 2008	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Mr. Keener joined Aberdeen Asset Management Inc. in 2006 as a Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Mr. Keener was a Private Equity Supervisor with SEI Investments (2004-2006).

Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 35	Vice President, Secretary	Since 2008	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).

Vincent McDevitt** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 43	Chief Compliance Officer, Vice President – Compliance	Since 2008	Currently, CCO-Registered Funds for Aberdeen Asset Management Inc. Mr. McDevitt joined the Aberdeen Asset Management Inc. in January 2008. He has ten years experience in the investment securities industry. Formerly with ING Clarion Real Estate Securities LP, Turner Investment Partners, Inc., and the Vanguard Group.

Andrea Melia** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 40	Treasurer, Principal Accounting Officer	Since 2009

Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.

Anthony Michael*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 46	Vice President	Since 2008	Currently, Head of Fixed Income – Asia for Aberdeen Asset Management Asia Limited. Mr. Michael joined Aberdeen through the acquisition of Deutsche Asset Management’s Australian Fixed Income business in June 2007. Previously, Mr. Michael was Director and Senior Portfolio Manager at Deutsche (2002-2007).

John Murphy Aberdeen Asset Management PLC One Bow Churchyard London ECH M9HH United Kingdom Age: 46	Vice President	Since 2008	Currently, Portfolio Manager of Aberdeen Asset Management PLC since December 2005. Prior to that, Mr. Murphy was a Portfolio Manager at Deutsche Asset Management (1984-2005).

Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 31	Vice President	Since 2008	Currently, Vice President and Head of Legal - US for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).

Aberdeen Global Income Fund, Inc.

Management of the Fund (unaudited) (continued)

Name, Address and Age	Position(s) Held With the Fund	Term of Office* and Length of Time Served	Principal Occupation(s) During Past Five Years

Christian Pittard** Aberdeen Asset Management Investment Services Limited One Bow Churchyard London EC4 M9HH United Kingdom Age: 36	President	Since 2009	Currently Group Development Director, Collective Funds for Aberdeen Asset Investment Services Limited. Previously Director and Vice President (2006-2008), Chief Executive Officer (from October 2005 to September 2006) and employee (since June 2005) of Aberdeen Asset Management Inc.; Member of Executive Management Committee of Aberdeen Asset Management PLC (since August 2005); Managing Director of Aberdeen Asset Managers (C.I.) Limited (from 2000 to June 2005); Managing Director of Aberdeen Private Wealth Management Limited (affiliate of the Fund’s Investment Manager Investment Adviser and Investment Sub-Adviser) (from 2000 to May 2005).

Victor Rodriguez*** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Age: 38	Vice President	Since 2009	Currently, Head of Fixed Income – Australia for Aberdeen Asset Management Limited. Mr. Rodriguez joined Aberdeen Asset Management Limited following the acquisition of Credit Suisse Asset Management (Australia) Limited. Mr. Rodriguez was formerly a member of the fixed income team at Credit Suisse Asset Management since 1995.

Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 38	Assistant Secretary	Since 2008	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).

Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Age: 48	Vice President	Since 2008	Currently, Head of Product Development Collective Funds/North American Mutual Funds and Vice President of Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.

*	Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the meeting of the Board of Directors next following the annual meeting of shareholders. The officers were last elected on June 9, 2009.
**	Mr. Baltrus, Mr. Goodson, Ms. Greenstein, Mr. Keener, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Nichols, Mr. Pittard, Ms. Sitar and Mr. Sullivan hold the same position with Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc., both of which may be deemed to be part of the same “Fund Complex” as the Fund. Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Mr. McDevitt, Ms. Melia, Ms. Nichols, Mr. Pittard, Ms. Sitar and Mr. Sullivan hold officer positions with Aberdeen Funds, The Indonesia Fund, Inc., The First Israel Fund, Inc., The Latin America Equity Fund, Inc., The Chile Fund, Inc., and The Emerging Markets Telecommunications Fund, Inc., which may be deemed to be part of the same “Fund Complex” as the Fund.
***	Mr. Gray, Mr. Michael, and Mr. Rodriguez hold the same position with Aberdeen Asia-Pacific Income Fund, Inc. which may be deemed to be part of the same “Fund Complex” as the Fund.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

William Baltrus, Vice President

Kevin Daly, Vice President

Martin Gilbert, Vice President

Alan Goodson, Vice President

Stuart Gray, Vice President

Megan Kennedy, Vice President and Secretary

Anthony Michael, Vice President

John Murphy, Vice President

Jennifer Nichols, Vice President

Victor Rodriguez, Vice President

Timothy Sullivan, Vice President

Vincent McDevitt, Chief Compliance Officer and Vice President – Compliance

Andrea Melia, Treasurer and Principal Accounting Officer

Sharon Greenstein, Assistant Treasurer

Matthew Keener, Assistant Treasurer

Lucia Sitar, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Management Investment Services Limited

Bow Bells House,

1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Consultant

CIBC World Markets, Inc.

BCE Place, Canada Trust Tower

P.O. Box 500

Toronto, Ontario, M5J 2S8 Canada

Custodian

State Street Bank and Trust Company

One Heritage Drive

North Quincy, MA 02171

Transfer Agent

The Bank of New York Mellon Corporation

Shareholder Relations Department

480 Washington Blvd.

Jersey City, NJ 07310

1-866-221-1606

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-866-839-5233

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Global Income Fund, Inc. are traded on the New York Stock Exchange under the symbol “FCO.” Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Item 2 – Code of Ethics.

(a)

As of October 31, 2009, the Registrant had adopted a Code of Ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.

(b)	For purposes of this Item, the term “Code of Ethics” means written standards that are reasonably designed to deter wrongdoing and promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c)	During the period covered by this report, there were no material changes to the Code of Ethics referred to in 2(b) above.

(d)	During the period covered by this report, there were no waivers to the provisions of the Code of Ethics referred to in 2(b) above.

(e)	Not applicable.

(f)	A copy of the Code of Ethics has been filed with this Form N-CSR as Item 12(a)(1).

Copies of the Code of Ethics may be requested free of charge by calling toll free on 1-866-839-5233.

Item 3 – Audit Committee Financial Expert.

The Board of Directors of the Registrant has designated Neville Miles, John Sheehy and Peter Sacks as Audit Committee Financial Experts. Mr. Miles, Mr. Sheehy and Mr. Sacks are all considered by the Board to be independent directors as interpreted under this Item 3.

Item 4 – Principal Accountant Fees and Services.

(a) – (d) Below is a table reflecting the fee information requested in Items 4(a) through (d):

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2009	$77,500	Nil	$6,000	Nil

October 31, 2008	$102,000	Nil	$7,600	Nil

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)	Below are the Registrant’s Pre-Approval Policies and Procedures:

(1) Audit Committee Pre-Approval Policies and Procedures

Refer to Exhibit A.

(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	Non-Audit Fees

	Fiscal Year Ended October 31, 2009	Fiscal Year Ended October 31, 2008
Registrant	Nil	$205,900
Registrant’s Investment Manager	$20,000	Nil

For the fiscal year ended October 31, 2009, KPMG billed $20,000 for tax consulting and tax compliance services to the Registrant’s Investment Manager and Investment Adviser. For the fiscal year ended October 31, 2008 PwC UK billed Aberdeen PLC $325,800 for audit-related services in connection with a SAS 70 review of Aberdeen PLC, which included the Investment Manager and Investment Adviser operations.

(h)

The Registrant’s Audit and Valuation Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5 – Audit Committee of Listed Registrants.

(a)	The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended.

For the fiscal year ended October 31, 2009, the audit committee members were:

Neville J. Miles

John T. Sheehy

Peter D. Sacks

(b)	Not applicable.

Item 6 – Investments.

(a)	Included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Pursuant to the Registrant’s Proxy Voting Policy and Procedures, the Registrant has

delegated responsibility for its proxy voting to its Investment Manager and Investment Adviser, provided that the Registrant’s Board of Directors has the opportunity to periodically review the Investment Manager’s and Investment Adviser’s proxy voting policies and material amendments thereto. The Registrant’s Board of Directors most recently ratified the proxy voting policies of the Investment Manager and Investment Adviser in March 2006.

The proxy voting policies of the Registrant are referenced Exhibit B and Investment Manager and Investment Adviser are referenced Exhibit C.

Item 8 -  Portfolio Managers of Closed-End Management Investment Companies.

(a)

(1) The information in that table below is as of October 31, 2009.

Individual & Position	Services Rendered	Past business Experience
John Murphy (Commenced 2005) Portfolio Manager	Responsible for portfolio management.	Currently is a portfolio manager of the fixed income-EMEA team and member of the interest rates team. Joined Aberdeen with the acquisition of Deutsche Asset Management fixed income business in 2005.
Anthony Michael BECon, MSc in Economica MComm in Applied Finance Grad Diploma in Securities Studies (Commenced June 2007) Director, Asian Fixed Income	Responsible for management and investment performance of Aberdeen’s Non-Japan Asia fixed income and capital market products.	Appointed the Head of Asian Fixed Income in June 2007 when Aberdeen acquired Deutsche Australia Limited. Prior to the acquisition was director/senior portfolio manager with Deutsche Australia Limited since 2002.
Victor Rodriguez BEcon, CPA, Grad Diploma in Applied Finance and Investment (Commenced May 2009) Head of Fixed Income- Australia	Responsible for Australia fixed income.	Currently, Head of Fixed Income on the Australian fixed income team. Joined Aberdeen in 2009 following the acquisition of Credit Suisse Asset Management (Australia) Limited. Joined Credit Suisse Asset Management in 1995 as a member of the fixed income team and became a senior member of the team, specializing in credit strategies.
Stuart Gray BS Business (Finance and Economics), Graduate Diploma in Applied Finance and Investment (Commenced June 2007) Portfolio Manager	Responsible for portfolio management.	Currently, a portfolio manager on the Australian fixed income team. Joined Aberdeen in 2007, following the acquisition of Deutsche Asset Management (Australia) Limited. Joined Deutsche in September 2000 as a member of the fixed income team and was a senior manager specializing in credit analysis.
Kevin Daly BA English Lit (Commenced 2007) Portfolio Manager	Responsible for portfolio management.	Currently a member of the emerging markets team. Joined Aberdeen in April of 2007, following ten years working as a credit market analyst covering global emerging market debt, and was head of marketing for Global Sovereign Ratings at Standard & Poor’s in London and Singapore.

(2)

	Registered Investment Companies Managed by Portfolio Manager		Pooled Investment Vehicles Managed by Portfolio Manager		Other Accounts Managed by Portfolio Manager
Name of Portfolio Manager	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)	Number of Accounts	FUM USD($M)
John Murphy	3	$2,688.35	23	$3,114.90	51	$11,400.49
Anthony Michael	3	$2,688.35	23	$3,114.90	51	$11,400.49
Victor Rodrigues	3	$2,688.35	23	$3,114.90	51	$11,400.49
Stuart Gray	3	$2,688.35	23	$3,114.90	51	$11,400.49
Kevin Daly	11	$700.02	136	$13,799.19	374	$45,975.91

Total assets are as of October 31, 2009 and have been translated to U.S. dollars at a rate of £1.00 = $1.6484.

There are 12 accounts (with assets under management totaling approximately $1,491.48 million) managed by Kevin Daly with respect to which part of the advisory fee is based on the performance of the account. The investment strategies of these 12 accounts are significantly different from those of the Registrant, so the performance fee should not create any conflict between that of the Portfolio Manager (and consequently, the Investment Manager and the Investment Adviser) and the interest of the Registrant.

(3)    The following is a description of the compensation structure for portfolio managers employed by Aberdeen Asset Management PLC or its subsidiaries, including the Registrant’s Investment Manager and its Investment Adviser (the “Aberdeen Group”) as of October 31, 2009.

Aberdeen recognizes the importance of compensation in attracting and retaining talent and has structured remuneration to include an attractive base salary, a discretionary bonus that is directly linked to one’s contribution to the overall success of Aberdeen and a long term incentive plan for key staff members comprised of a mixture of cash, options, and shares. Overall compensation packages are designed to be competitive relative to investment management industry standards.

The compensation policy has been designed to deliver additional rewards through appropriate incentive schemes, both annual and long term. These are directly linked to performance at both a corporate and an individual level. The policy seeks to reward performance in a manner which aligns the interests of clients, shareholders and executives.

Each Aberdeen member recognizes that any remuneration policy must be sufficiently flexible to take into account any changes in the business environment. In accordance with this need for flexibility, Aberdeen takes into account the overall competitiveness of the total remuneration package of all senior executives including some portfolio managers. When justified by performance, the ‘at risk’ performance elements will form the most significant element of total remuneration for executive officers and senior employees.

Base Salary

The base salary is determined by prevailing market conditions and the compensation for similar positions across the industry. Aberdeen uses industry compensation surveys as a tool in determining each portfolio manager’s base salary.

Annual Bonus

Aberdeen’s policy is to recognize corporate and individual achievements each year through an appropriate bonus scheme. The aggregate incentive compensation pool each year is determined by the Board of the parent company, Aberdeen PLC, and is dependent on each member of Aberdeen’s overall performance and profitability. The pool is comprised of a base level plus an agreed proportion of each member of Aberdeen’s profitability.

Staff performance is reviewed formally once a year, with some areas undertaking mid-term reviews. The review process looks at all of the ways in which an individual has contributed to Aberdeen, and specifically, in the case of portfolio managers, to the relevant investment team. Discretionary bonuses are based on a combination of both the team and the individual’s performance along with the Company’s overall performance. Overall participation in team meetings, generation of original research ideas and contribution to presenting the team externally are also evaluated. The AAMI Remuneration Committee has made a decision to refrain from setting a cap on the percentage of bonus compared to an employee’s base salary. AAMI wishes to provide incentives to Portfolio Managers to perform in the long term by awarding a major part of their bonus as deferred shares. Last year, for Senior Portfolio Managers, AAMI chose to defer 80% of their bonus as shares.

In the calculation of a portfolio manager’s bonus, Aberdeen takes into consideration investment matters (which include the performance of funds, adherence to the company investment process, and quality of company meetings) as well as more subjective issues such as team participation and effectiveness at client presentations. Each Fund’s performance is judged against the benchmark as established in the relevant Fund’s most recent shareholder report. Portfolio manager performance on investment matters is judged over all of the accounts the portfolio manager contributes to and is documented in the appraisal process. A combination of the team’s and individual’s performance is considered.

Although performance is taken into account in setting a portfolio manager’s compensation, Aberdeen also recognizes that fund performance can often be driven by factors outside one’s control, such as (irrational) markets, and as such pays attention to the effort by portfolio managers to ensure integrity of our core process by sticking to disciplines and processes set, regardless of momentum and ‘hot’ themes. Short-terming is thus discouraged and trading-oriented managers will thus find it difficult to thrive in the Aberdeen Group’s environment. Additionally, if any of the aforementioned undue risks were to be taken by a portfolio manager, not only would the portfolio manager be in breach of Aberdeen’s Code of Ethics, but any such trend would be identified via Aberdeen’s dynamic compliance monitoring system.

Long Term Incentives

As part of an effective remuneration package, a long term incentive plan is used to structure the package so as to retain, motivate, and reward key staff members with a view to improving performance and thereby increasing the value of Aberdeen for the benefit of shareholders. Long-term incentive plans can be either cash or share based and typically vest over a three year period.

Aberdeen offers a meritocracy and a very flat management structure. The culture of the company is entrepreneurial, and enthusiastic, hard-working and talented employees are given plenty of opportunity to prove themselves and obtain a high level of job satisfaction.

Aberdeen does not “tie in” portfolio managers with long-term and restrictive contractual obligations, however. Aberdeen aims to retain key individuals primarily through the provision of competitive compensation and other benefits. It is the policy of the Aberdeen Group to mitigate the effects of any individual leaving the company by ensuring that portfolios are managed on a team basis.

(4)

(a)

Individual	Dollar Range of Equity Securities in the Registrant Beneficially Owned by the Portfolio Manager as of October 31, 2009
John Murphy	$0
Anthony Michael	$0
Victor Rodriguez	$0
Stuart Gray	$0
Kevin Daly	$0

(b) Not applicable.

Item 9	–	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2008 through, November 30, 2008	18,500	7.61	18,500	900,381
December 1, 2008 through December 31, 2008	12,500	7.56	31,000	899,131
January 1, 2009 through January 31, 2009	0	0	31,000	899,131
February 1, 2009 through February 29, 2009	0	0	31,000	899,131
March 1, 2009 through March 31, 2009	0	0	31,000	899,131
April 1, 2009 through April 30, 2009	0	0	31,000	899,131
May 1, 2009 through May 31, 2009	0	0	31,000	899,131
June 1, 2009 through June 30, 2009	0	0	31,000	899,892
July 1, 2009 through July 31, 2009	0	0	31,000	899,892
August 1, 2009 through August 31, 2009	0	0	31,000	899,892
September 1, 2009 through September 30, 2009	0	0	31,000	899,892
October 1, 2009 through October 31, 2009	0	0	31,000	900,512
Total	31,000	7.59	31,000	-

[1] The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Fund’s Board of Directors on December 12, 2007. Under the

terms of the current program the Registrant is permitted to repurchase up to 10% of its outstanding common stock in the open market during any 12 month period if and when the discount to net asset value is at least 8%.

Item 10 – Submission of Matters to a Vote of Security Holders.

     In December 2008, the Registrant’s Board of Directors adopted amendments to the Registrant’s Amended and Restated Bylaws dated as of December 12, 2007 (“Bylaws”) pertaining to certain corporate governance matters. Many of these amendments reflect recent changes to the Maryland general corporation law; other amendments were also approved to conform the Bylaws to those of the other closed-end funds managed by the Investment Manager. The amended Bylaws include:

•

Updates to the procedures required for shareholders to call a special meeting of shareholders, including provisions that (a) clarify which shareholders may call a special meeting; (b) establish procedures to fix a record date; (c) establish procedures to set the date, time and place of special shareholders’ meetings; (d) address revocation of requests for special shareholders’ meetings; and (e) allow for verification of the validity of a shareholder request for a special meeting.

•

Enhancements to the “advance notice” provisions of the Bylaws. These amendments require shareholders to notify the Secretary of the Registrant of Director nominations and other shareholder proposals to be brought at an annual meeting, beginning with the 2010 annual meeting of shareholders, not earlier than the 150th day and not later than 5:00 p.m., Eastern Time, on the 120th day prior to the first anniversary of the date of the preceding year’s proxy statement.

•

Additionally, the enhanced “advance notice” provisions (a) expand the information required to be provided by the shareholder making the proposal or nomination, including information regarding hedging activities and investment strategies of such shareholder and the shareholder’s affiliates; and (b) require shareholders to update or correct any previously-submitted information.

•

Clarification that only those individuals nominated in compliance with the “advance notice” provisions of the Bylaws are eligible to serve as Directors, and that individuals must meet the substantive qualification requirements at both the time of nomination and at the time of election.

Item 11 - Controls and Procedures.

(a)

It is the conclusion of the Registrant's principal executive officer and principal financial officer that the effectiveness of the Registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the Registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the Registrant has been accumulated and communicated to the Registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12 - Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2(f) of this Form N-CSR.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Global Income Fund, Inc.
Date: January 7, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
President of
Aberdeen Global Income Fund, Inc.
Date: January 7, 2010

By:	/s/ Andrea Melia
Andrea Melia,
Treasurer of
Aberdeen Global Income Fund, Inc.
Date: January 7, 2010

EXHIBIT LIST

12(a)(1) – Code of Ethics

A – Registrant’s Audit Committee Pre-Approval Policies and Procedures

B – Registrant’s Proxy Voting Policies

C – Investment Manager’s and Investment Adviser’s Proxy Voting Policies

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications